Exhibit 10.28

NEKTAR THERAPEUTICS

2000 NON-OFFICER EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

Nektar Therapeutics (the “Company”), pursuant to its 2000 Non-Officer Equity Incentive Plan (the “Plan”), hereby awards to Participant the number of Restricted Stock Units set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Agreement and the Plan, both of which are attached hereto and incorporated herein in their entirety.

Participant:

Date of Grant:

Number of Restricted Stock Units:

Vesting Schedule:	Subject to the limitations contained herein, the Restricted Stock Units subject to this Award shall vest as follows: (i) % of the Restricted Stock Units shall vest on the achievement of [corporate objective], (ii) % of the Restricted Stock Units shall vest on the achievement of [corporate objective], (iii) % of the Restricted Stock Units shall vest on the achievement of [corporate objective], and (iv) % of the Restricted Stock Units shall vest on the achievement of [corporate objective].

With respect to each of the above milestones, the designated percentage vesting shall occur on the date that the Company’s Organization and Compensation Committee makes a final determination that the milestone has been accomplished, which date in no event shall be more than 90 days after the date on which the applicable milestone was accomplished. The Organization and Compensation Committee’s interpretation and determination of the accomplishment of the milestones shall be final and binding for purposes of this Award.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Restricted Stock Units of the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

NEKTAR THERAPEUTICS		PARTICIPANT:

By:
	Signature	Signature

Name:		Name:
	Print Name	Print Name

Title:		Date:

Date:

ATTACHMENTS: Restricted Stock Unit Agreement

NEKTAR THERAPEUTICS

2000 NON-OFFICER EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

Nektar Therapeutics (the “Company”), pursuant to its 2000 Non-Officer Equity Incentive Plan (the “Plan”), hereby awards to Participant the number of Restricted Stock Units set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Agreement and the Plan, both of which are attached hereto and incorporated herein in their entirety.

Participant:

Date of Grant:

Number of Restricted Stock Units:

Vesting Schedule:	Subject to the limitations contained herein, the Restricted Stock Units subject to this Award shall vest as follows: (i) % of the Restricted Stock Units shall vest on [date], (ii) % of the Restricted Stock Units shall vest on [date], (iii) % of the Restricted Stock Units shall vest on [date], and (iv) 30 % of the Restricted Stock Units shall vest on [date].

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Restricted Stock Units of the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

NEKTAR THERAPEUTICS		PARTICIPANT:

By:
	Signature	Signature

Name:		Name:
	Print Name	Print Name

Title:		Date:

Date:

ATTACHMENTS: Restricted Stock Unit Agreement

NEKTAR THERAPEUTICS

2000 NON-OFFICER EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Pursuant to the Restricted Stock Unit Grant Notice (“Grant Notice”) and this Restricted Stock Unit Agreement (“Agreement”) (collectively, the “Award”), Nektar Therapeutics (the “Company”) has awarded you, pursuant to its 2000 Non-Officer Equity Incentive Plan (the “Plan”), the number of Restricted Stock Units as indicated in the Grant Notice. Defined terms not explicitly defined in this Restricted Stock Unit Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award are as follows.

1. VESTING. Subject to the limitations contained herein, your Award shall vest as provided in the Grant Notice, provided that vesting shall cease upon the termination of your Continuous Service. Any Restricted Stock Units that have not vested shall be forfeited upon the termination of your Continuous Service.

2. DIVIDENDS. You shall not receive any payment or other adjustment in the number of your Restricted Stock Units for dividends or other distributions that may be made in respect of the shares of Common Stock to which your Restricted Stock Units relate.

3. STOCK CERTIFICATES. Stock certificates (the “Certificates”) evidencing the conversion of Restricted Stock Units into shares of Common Stock shall be issued following each vesting date of your Award and registered in your name. Subject to Section 12 of this Agreement, the Certificates representing such shares will be delivered to you as soon as practicable after each vesting date. Notwithstanding the foregoing, if you elect to defer issuance of the shares of Common Stock as provided in Section 4 of this Agreement, the shares of Common Stock shall be issued as set forth in your Deferral Election Form.

4. DEFERRAL ELECTION. You may elect to defer issuance of the shares of Common Stock that would otherwise be issued by virtue of the vesting of your Award as set forth in the Grant Notice. If such deferral election is made, it shall be made in accordance with the following requirements:

(a) The deferral election must apply to all shares of Common Stock otherwise issuable in respect of your Award on a particular vesting date;

(b) Only one deferral election may be made in respect of shares of Common Stock otherwise issuable in respect of your Award on a particular vesting date;

(c) No deferral period shall exceed five (5) years from each vesting date of the Award; and

(d) You must complete a Deferral Election Agreement (in substantially the form attached to the Grant Notice) at the time you execute the Grant Notice.

5. NUMBER OF SHARES. The number of Restricted Stock Units subject to your Award may be adjusted from time to time for capitalization adjustments, as provided in Section 13(a) of the Plan.

6. EFFECT OF CORPORATE TRANSACTION. In the event of: (a) a sale, lease or other disposition of all or substantially all of the assets of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation or (c) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Restricted Stock Unit Awards outstanding under the Plan or shall substitute similar Restricted Stock Unit Awards for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Restricted Stock Unit Awards or to substitute similar Restricted Stock Unit Awards for those outstanding under the Plan, then, with respect to Restricted Stock Unit Awards held by Participants whose Continuous Service has not terminated, the Restricted Stock Units will become fully vested.

7. SECURITIES LAW COMPLIANCE. You may not be issued any shares of Common Stock under your Award unless the shares of Common Stock are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

8. RESTRICTIVE LEGENDS. The shares of Common Stock issued under your Award shall be endorsed with appropriate legends, if any, determined by the Company.

9. TRANSFERABILITY. Your Award is not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of shares of Common Stock pursuant to Section 3 of this Agreement.

10. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue such service. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as an Employee, Director or Consultant for the Company or an Affiliate.

11. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of vested Restricted Stock Units subject to your Award, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock pursuant to Section 3 of this Agreement.

12. WITHHOLDING OBLIGATIONS. You shall be required to deposit with the Company an amount of cash equal to the amount determined by the Company to be required with respect to any federal, state, local or foreign withholding obligations of the Company in connection with the Award, deferral or conversion of Restricted Stock Units into shares of Common Stock. Alternatively, the Company, in its sole discretion, may withhold the required amounts from your pay during the pay periods immediately preceding and/or next following the date on which any such applicable tax liability arises or may permit you, subject to such conditions as the Company may require, to elect to have the Company withhold a number of shares of Common Stock otherwise deliverable having a Fair Market Value sufficient to satisfy such withholding obligations. The Company shall not deliver any shares of Common Stock unless you have made provision for withholding that is satisfactory to the Company, in its sole discretion.

13. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

14. HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

15. AMENDMENT. Nothing in this Agreement shall restrict the Company’s ability to exercise its discretionary authority pursuant to Section 3 of the Plan; provided, however, that no such action may, without your consent, adversely affect your rights under your Award and this Agreement.

16. MISCELLANEOUS.

(a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(d) Should the scheduled date of delivery of Common Stock, whether as soon as practicable following a vesting date of the Award or at the end of a deferral period pursuant to Section 4, fall within a period during which you are not permitted to sell shares of Common

Stock (a “blackout period”), the delivery date shall be postponed until the first business day following the last day of such blackout period.

17. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

18. CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of California without regard to such state’s conflicts of laws rules.